UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 11, 2019

Zayo Group Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36690	26-1398293
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1821 30th Street, Unit A, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant's Telephone Number, Including Area Code)

Zayo Group, LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-169979	26-2012549
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1821 30th Street, Unit A, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 12, 2019, Zayo Group Holdings, Inc. (the “Company”) issued a press release announcing the appointment of Jack Waters as Chief Operating Officer of the Company effective February 11, 2019. Mr. Waters will hold the same title at Zayo Group, LLC (together with Company, the “Companies”) and will also serve as President of Zayo Networks, the Companies’ largest business segment. In this expanded role, Waters will lead the company’s global Networks business, including the fiber solutions, transport, enterprise and strategic networks businesses, in addition to network operations and security. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

           Mr. Waters, age 53, joined the Companies as Chief Technology Officer and President, Fiber Solutions, in August, 2016. During his tenure, Mr. Waters led organic and inorganic expansion of the Companies’ fiber network, integrating six acquisitions, including Electric Lightwave, Optic Zoo, and Spread Networks. Prior to joining the Companies, Mr. Waters was the Chief Technology Officer at Level 3 Communications from January 2008 through August 2016. He joined Level 3 in 1997 and held numerous leadership roles within that company, overseeing most of the engineering, network, and operations functions during Level 3’s initial 18 years. Mr. Waters was an original member of the team responsible for InternetMCI and began his career at SURAnet, the Southeastern University Research and Academic Network. Mr. Waters is a frequent speaker at industry and policy events and serves on the board of directors for the Colorado Technology Association. Mr. Waters holds a B.S. in Electrical Engineering from West Virginia University and an M.S. in Electrical Engineering from Johns Hopkins University.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are furnished with this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated February 12, 2019

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group Holdings, Inc.

	By:	/s/ Matt Steinfort
Matt Steinfort
Chief Financial Officer

DATED: February 12, 2019

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group, LLC

	By:	/s/ Matt Steinfort
Matt Steinfort
Chief Financial Officer

DATED: February 12, 2019